Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Fourth Quarter 2019

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Jay Cohen				646-855-5716
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
Piper Sandler & Co.	John Barnidge				312-281-3412
RBC Capital Markets	Mark Dwelle				804-782-4008
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of February 5, 2020
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Lincoln Life Assurance Company of Boston		A			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Corporate Treasurer
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a net loss is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life (“IUL”), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”); and
▪ Changes in the fair value of equity securities;
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year interest rate spreads for the Life Insurance segment have been restated to conform to the current year presentation.

Due to reporting a net loss for the three months ended September 30, 2019, basic shares were used in the diluted earnings per share calculation for that period as the use of diluted shares would have resulted in a lower loss per share.

Statistical Supplement is Dated
The financial data in this document is dated February 5, 2020, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Revenues
Insurance premiums	$1,336	$1,446	$1,398	$1,325	$1,344	0.6%	$4,601	$5,513	19.8%
Fee income	1,511	1,475	1,517	1,934	1,572	4.0%	5,986	6,497	8.5%
Net investment income	1,349	1,251	1,355	1,235	1,381	2.4%	5,085	5,223	2.7%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(2)	(8)	(4)	(2)	(1)	50.0%	(7)	(15)	NM
Realized gain (loss), excluding OTTI	193	(354)	(113)	(9)	(118)	NM	148	(595)	NM
Total realized gain (loss)	191	(362)	(117)	(11)	(119)	NM	141	(610)	NM
Amortization of deferred gains on business
sold through reinsurance	8	8	8	8	7	-12.5%	9	31	244.4%
Other revenues	136	147	149	147	159	16.9%	602	604	0.3%
Total revenues	4,531	3,965	4,310	4,638	4,344	-4.1%	16,424	17,258	5.1%

Expenses
Interest credited	663	678	680	705	717	8.1%	2,617	2,780	6.2%
Benefits	2,142	1,757	1,852	2,502	1,768	-17.5%	6,786	7,880	16.1%
Commissions and other expenses	1,162	1,176	1,272	1,552	1,288	10.8%	4,763	5,287	11.0%
Interest and debt expense	69	71	70	113	72	4.3%	297	326	9.8%
Strategic digitization expense	28	15	15	16	18	-35.7%	76	66	-13.2%
Total expenses	4,064	3,697	3,889	4,888	3,863	-4.9%	14,539	16,339	12.4%
Income (loss) before taxes	467	268	421	(250)	481	3.0%	1,885	919	-51.2%
Federal income tax expense (benefit)	68	16	58	(89)	50	-26.5%	244	33	-86.5%
Net income (loss)	399	252	363	(161)	431	8.0%	1,641	886	-46.0%
Adjustment for LNC stock units in our
deferred compensation plans	(12)	-	-	(3)	(1)	91.7%	(18)	-	100.0%
Net income (loss) available to common
stockholders – diluted	$387	$252	$363	$(164)	$430	11.1%	$1,623	$886	-45.4%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.80	$1.22	$1.79	$(0.83)	$2.15	19.4%	$7.40	$4.38	-40.8%

ROE, including AOCI
Net income (loss)	10.9%	6.6%	8.3%	-3.4%	8.7%		10.6%	4.9%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities:
Corporate bonds	$80,348	$83,208	$84,790	$87,910	$88,716	10.4%
U.S. government bonds	417	423	430	438	435	4.3%
State and municipal bonds	5,345	5,569	5,669	5,800	5,884	10.1%
Foreign government bonds	448	453	440	444	393	-12.3%
Residential mortgage-backed securities	3,373	3,414	3,292	3,287	3,241	-3.9%
Commercial mortgage-backed securities	804	885	965	1,033	1,083	34.7%
Asset-backed securities	2,696	3,484	3,542	4,172	4,889	81.3%
Hybrid and redeemable preferred securities	593	614	605	575	559	-5.7%
Total fixed maturity AFS securities	94,024	98,050	99,733	103,659	105,200	11.9%
Trading securities	1,950	3,314	4,522	4,691	4,673	139.6%
Equity securities	99	153	196	158	103	4.0%
Mortgage loans on real estate	13,260	13,997	15,090	15,947	16,339	23.2%
Policy loans	2,509	2,498	2,484	2,475	2,477	-1.3%
Derivative investments	1,107	981	1,510	2,201	1,911	72.6%
Other investments	2,267	2,752	2,845	3,389	2,994	32.1%
Total investments	115,216	121,745	126,380	132,520	133,697	16.0%
Cash and invested cash	2,345	1,593	3,314	2,939	2,563	9.3%
DAC and VOBA	10,264	9,441	8,588	7,492	7,694	-25.0%
Premiums and fees receivable	570	607	553	440	465	-18.4%
Accrued investment income	1,119	1,184	1,146	1,182	1,148	2.6%
Reinsurance recoverables	17,748	17,660	17,481	17,353	17,144	-3.4%
Funds withheld reinsurance assets	557	549	548	543	536	-3.8%
Goodwill	1,782	1,778	1,778	1,778	1,778	-0.2%
Other assets	15,713	16,373	16,196	15,939	16,170	2.9%
Separate account assets	132,833	143,369	146,275	145,092	153,566	15.6%
Total assets	$298,147	$314,299	$322,259	$325,278	$334,761	12.3%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$34,648	$34,009	$34,890	$36,108	$36,420	5.1%
Other contract holder funds	91,233	93,959	94,947	95,283	98,018	7.4%
Short-term debt	-	300	300	300	300	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	866	866	866	866	866	0.0%
Financial	4,973	4,706	4,755	5,204	5,201	4.6%
Reinsurance related embedded derivatives	3	177	310	339	327	NM
Funds withheld reinsurance liabilities	1,740	1,762	1,796	1,817	1,810	4.0%
Payables for collateral on investments	4,805	5,362	5,632	5,528	5,082	5.8%
Other liabilities	12,696	13,372	14,033	14,742	13,482	6.2%
Separate account liabilities	132,833	143,369	146,275	145,092	153,566	15.6%
Total liabilities	283,797	297,882	303,804	305,279	315,072	11.0%

Stockholders’ Equity
Common stock	5,392	5,285	5,241	5,192	5,162	-4.3%
Retained earnings	8,551	8,679	8,878	8,559	8,854	3.5%
AOCI:
Unrealized investment gains (losses)	729	2,773	4,658	6,572	6,017	NM
Foreign currency translation adjustment	(23)	(20)	(24)	(29)	(17)	26.1%
Funded status of employee benefit plans	(299)	(300)	(298)	(295)	(327)	-9.4%
Total AOCI	407	2,453	4,336	6,248	5,673	NM
Total stockholders’ equity	14,350	16,417	18,455	19,999	19,689	37.2%
Total liabilities and stockholders’ equity	$298,147	$314,299	$322,259	$325,278	$334,761	12.3%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Income (Loss)
Net income (loss)	$399	$252	$363	$(161)	$431	8.0%	$1,641	$886	-46.0%
Pre-tax adjusted income (loss) from operations	563	507	566	(104)	566	0.5%	2,212	1,535	-30.6%
After-tax adjusted income (loss) from operations (1)	475	441	478	(46)	482	1.5%	1,880	1,355	-27.9%
Adjusted operating tax rate	15.6%	13.0%	15.5%	55.8%	14.8%		15.0%	11.7%

Average Stockholders’ Equity
Average equity, including AOCI	$14,710	$15,384	$17,436	$19,227	$19,844	34.9%	$15,517	$17,973	15.8%
Average AOCI	622	1,430	3,394	5,292	5,961	NM	1,602	4,019	150.9%
Average equity, excluding AOCI	$14,088	$13,954	$14,042	$13,935	$13,883	-1.5%	$13,915	$13,954	0.3%

ROE, Excluding AOCI
Net income (loss)	11.3%	7.2%	10.4%	-4.6%	12.4%		11.8%	6.3%
Adjusted income (loss) from operations	13.5%	12.6%	13.6%	-1.3%	13.9%		13.5%	9.7%

Per Share
Net income (loss) (diluted)	$1.80	$1.22	$1.79	$(0.83)	$2.15	19.4%	$7.40	$4.38	-40.8%
Adjusted income (loss) from operations (diluted)	2.15	2.14	2.36	(0.25)	2.41	12.1%	8.48	6.71	-20.9%
Dividends declared during the period	0.37	0.37	0.37	0.37	0.40	8.1%	1.36	1.51	11.0%

Book value, including AOCI	$69.71	$80.88	$91.92	$100.84	$100.11	43.6%	$69.71	$100.11	43.6%
Per share impact of AOCI	1.98	12.09	21.60	31.51	28.84	NM	1.98	28.84	NM
Book value, excluding AOCI	$67.73	$68.79	$70.32	$69.33	$71.27	5.2%	$67.73	$71.27	5.2%

Shares
Repurchased during the period	9.1	3.9	2.3	2.5	1.7	-81.3%	13.2	10.4	-21.2%
End-of-period – basic	205.9	203.0	200.8	198.3	196.7	-4.5%	205.9	196.7	-4.5%
End-of-period – diluted	209.0	204.2	202.2	200.7	199.2	-4.7%	209.0	199.2	-4.7%
Average for the period – diluted	215.0	206.0	202.9	201.6	200.0	-7.0%	219.6	202.1	-8.0%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Cash Returned to Common Stockholders
Shares repurchased	$535	$240	$150	$150	$100	-81.3%	$810	$640	-21.0%
Common dividends	70	76	75	74	73	4.3%	286	298	4.2%
Total cash returned to common stockholders	$605	$316	$225	$224	$173	-71.4%	$1,096	$938	-14.4%

Leverage Ratio
Short-term debt	$-	$300	$300	$300	$300	NM
Long-term debt	5,839	5,572	5,621	6,070	6,067	3.9%
Total debt (1)	5,839	5,872	5,921	6,370	6,367	9.0%
Less:
Operating debt (2)	866	866	866	866	866	0.0%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	189	222	270	331	278	47.1%
Total numerator	$4,482	$4,482	$4,483	$4,871	$4,921	9.8%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,621	$13,644	$13,797	$13,427	$13,672	0.4%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	4,482	4,482	4,483	4,871	4,921	9.8%
Total denominator	$18,405	$18,428	$18,582	$18,600	$18,895	2.7%

Leverage ratio	24.4%	24.3%	24.1%	26.2%	26.0%

Holding Company Available Liquidity	$465	$481	$474	$765	$702	51.0%

(1) Excludes obligations under finance leases and certain financing arrangements of $388 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$300	$287	$309	$185	$312	4.0%	$1,285	$1,093	-14.9%
Retirement Plan Services	54	43	49	49	54	0.0%	200	195	-2.5%
Life Insurance	218	195	207	(318)	222	1.8%	792	306	-61.4%
Group Protection	64	70	86	78	68	6.3%	237	301	27.0%
Other Operations	(73)	(88)	(85)	(98)	(90)	-23.3%	(302)	(360)	-19.2%
Adjusted income (loss) from operations, before
income taxes	$563	$507	$566	$(104)	$566	0.5%	$2,212	$1,535	-30.6%

Income (Loss) from Operations, After-Tax
Annuities	$258	$250	$266	$169	$269	4.3%	$1,102	$954	-13.4%
Retirement Plan Services	45	39	42	44	47	4.4%	171	172	0.6%
Life Insurance	175	157	168	(245)	179	2.3%	645	259	-59.8%
Group Protection	50	55	68	61	54	8.0%	187	238	27.3%
Other Operations	(53)	(60)	(66)	(75)	(67)	-26.4%	(225)	(268)	-19.1%
Adjusted income (loss) from operations	$475	$441	$478	$(46)	$482	1.5%	$1,880	$1,355	-27.9%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Sources of Earnings, Pre-Tax
Investment spread	$161	$151	$164	$(126)	$173	7.5%	$664	$363	-45.3%
Mortality/morbidity	182	179	196	(119)	189	3.8%	669	446	-33.3%
Fees on AUM	274	243	269	262	275	0.4%	1,042	1,046	0.4%
VA riders	19	22	22	(23)	19	0.0%	139	40	-71.2%
Total sources of earnings, before income taxes	636	595	651	(6)	656	3.1%	2,514	1,895	-24.6%
Other Operations	(73)	(88)	(85)	(98)	(90)	-23.3%	(302)	(360)	-19.2%
Adjusted income (loss) from operations, before
income taxes	$563	$507	$566	$(104)	$566	0.5%	$2,212	$1,535	-30.6%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	25.4%	25.5%	25.2%	1829.1%	26.4%		26.4%	19.2%
Mortality/morbidity	28.5%	30.1%	30.2%	1720.6%	28.8%		26.7%	23.5%
Fees on AUM	43.0%	40.7%	41.1%	-3785.1%	42.0%		41.4%	55.2%
VA riders	3.1%	3.7%	3.5%	335.4%	2.8%		5.5%	2.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Annuities
Operating revenues	$1,086	$1,174	$1,156	$1,117	$1,153	6.2%	$4,383	$4,600	5.0%
Deposits	3,774	3,508	3,654	3,461	3,902	3.4%	12,363	14,525	17.5%
Net flows	675	492	377	253	729	8.0%	(139)	1,851	NM
Average account values	124,869	127,185	131,675	133,922	137,817	10.4%	134,186	132,695	-1.1%

Retirement Plan Services
Operating revenues	$300	$293	$299	$298	$310	3.3%	$1,178	$1,200	1.9%
Deposits	2,163	2,496	2,073	2,234	2,663	23.1%	10,068	9,465	-6.0%
Net flows	173	(381)	307	272	422	143.9%	2,546	620	-75.6%
Average account values	69,518	69,977	72,612	74,201	76,478	10.0%	69,325	73,292	5.7%

Life Insurance
Operating revenues	$1,815	$1,700	$1,802	$2,098	$1,838	1.3%	$6,922	$7,438	7.5%
Deposits	1,863	1,537	1,683	1,685	2,413	29.5%	6,438	7,320	13.7%
Net flows	1,439	1,020	1,217	1,227	1,957	36.0%	4,679	5,422	15.9%
Average account values	50,088	50,355	51,495	52,050	53,243	6.3%	49,751	51,786	4.1%
Average in-force face amount	740,047	753,441	772,231	790,667	814,865	10.1%	730,856	782,801	7.1%

Group Protection
Operating revenues	$1,139	$1,138	$1,155	$1,137	$1,158	1.7%	$3,757	$4,588	22.1%
Insurance premiums	1,018	1,023	1,032	1,024	1,035	1.7%	3,383	4,113	21.6%

Consolidated
Adjusted operating revenues (1)	$4,394	$4,362	$4,470	$4,700	$4,513	2.7%	$16,475	$18,046	9.5%
Deposits	7,800	7,541	7,410	7,380	8,978	15.1%	28,869	31,310	8.5%
Net flows	2,287	1,131	1,901	1,752	3,108	35.9%	7,086	7,893	11.4%
Average account values	244,475	247,517	255,782	260,173	267,538	9.4%	253,262	257,773	1.8%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Sales
Annuities:
With guaranteed living benefits	$1,347	$1,060	$1,241	$1,243	$1,428	6.0%	$5,707	$4,972	-12.9%
Without guaranteed living benefits	1,122	864	1,115	1,191	1,298	15.7%	3,080	4,468	45.1%
Variable	2,469	1,924	2,356	2,434	2,726	10.4%	8,787	9,440	7.4%
Fixed	1,305	1,584	1,298	1,027	1,176	-9.9%	3,576	5,085	42.2%
Total Annuities	$3,774	$3,508	$3,654	$3,461	$3,902	3.4%	$12,363	$14,525	17.5%

Retirement Plan Services:
First-year sales	$835	$829	$610	$723	$1,227	46.9%	$4,453	$3,388	-23.9%
Recurring deposits	1,328	1,667	1,463	1,511	1,436	8.1%	5,615	6,077	8.2%
Total Retirement Plan Services	$2,163	$2,496	$2,073	$2,234	$2,663	23.1%	$10,068	$9,465	-6.0%

Life Insurance:
UL	$14	$11	$15	$11	$20	42.9%	$43	$57	32.6%
MoneyGuard®	58	51	56	67	124	113.8%	226	298	31.9%
IUL	22	16	25	37	76	245.5%	62	155	150.0%
VUL	103	52	53	54	107	3.9%	268	265	-1.1%
Term	33	30	37	37	39	18.2%	113	144	27.4%
Total individual life insurance	230	160	186	206	366	59.1%	712	919	29.1%
Executive Benefits	32	31	24	28	81	153.1%	52	163	213.5%
Total Life Insurance	$262	$191	$210	$234	$447	70.6%	$764	$1,082	41.6%

Group Protection:
Life	$100	$64	$42	$131	$108	8.0%	$222	$344	55.0%
Disability	123	42	40	96	140	13.8%	257	319	24.1%
Dental	49	13	13	15	49	0.0%	101	89	-11.9%
Total Group Protection	$272	$119	$95	$242	$297	9.2%	$580	$752	29.7%
Percent employee-paid	42.1%	52.6%	45.8%	41.5%	37.6%		42.2%	42.3%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Operating Revenues
Annuities	$1,086	$1,174	$1,156	$1,117	$1,153	6.2%	$4,383	$4,600	5.0%
Retirement Plan Services	300	293	299	298	310	3.3%	1,178	1,200	1.9%
Life Insurance	1,815	1,700	1,802	2,098	1,838	1.3%	6,922	7,438	7.5%
Group Protection	1,139	1,138	1,155	1,137	1,158	1.7%	3,757	4,588	22.1%
Other Operations	54	57	58	50	54	0.0%	235	220	-6.4%
Total adjusted operating revenues	$4,394	$4,362	$4,470	$4,700	$4,513	2.7%	$16,475	$18,046	9.5%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	120	$117	$126	$118	$132	10.0%	$463	$493	6.5%
Retirement Plan Services	78	75	76	73	78	0.0%	304	302	-0.7%
Life Insurance	121	121	131	123	145	19.8%	471	521	10.6%
Group Protection	166	156	167	162	174	4.8%	559	656	17.4%
Other Operations	33	40	37	25	43	30.3%	122	146	19.7%
Total	$518	$509	$537	$501	$572	10.4%	$1,919	$2,118	10.4%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.1%	10.0%	10.9%	10.6%	11.4%		10.6%	10.7%
Retirement Plan Services	25.8%	25.5%	25.4%	24.6%	25.3%		25.8%	25.2%
Life Insurance	6.7%	7.1%	7.3%	5.9%	7.9%		6.8%	7.0%
Group Protection	14.6%	13.7%	14.4%	14.1%	15.0%		14.9%	14.3%
Other Operations	59.8%	69.9%	64.3%	49.6%	81.8%		52.4%	66.6%
Total	11.8%	11.7%	12.0%	10.7%	12.7%		11.6%	11.7%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$591	$563	$593	$569	$663	12.2%	$2,137	$2,388	11.7%
Commissions	737	649	689	707	867	17.6%	2,606	2,912	11.7%
Taxes, licenses and fees	80	100	74	86	87	8.8%	320	348	8.8%
Interest and debt expense	69	71	70	71	72	4.3%	274	284	3.6%
Expenses associated with reserve financing
and unrelated letters of credit	22	22	22	22	23	4.5%	84	88	4.8%
Total adjusted operating commissions and other
expenses incurred	1,499	1,405	1,448	1,455	1,712	14.2%	5,421	6,020	11.0%

Less Amounts Capitalized
General and administrative expenses	(73)	(54)	(56)	(68)	(91)	-24.7%	(218)	(270)	-23.9%
Commissions	(406)	(326)	(348)	(374)	(523)	-28.8%	(1,300)	(1,569)	-20.7%
Taxes, licenses and fees	(59)	(15)	(15)	(14)	(26)	55.9%	(88)	(69)	21.6%
Total amounts capitalized	(538)	(395)	(419)	(456)	(640)	-19.0%	(1,606)	(1,908)	-18.8%
Total expenses incurred, net of amounts
capitalized, excluding amortization	961	1,010	1,029	999	1,072	11.6%	3,815	4,112	7.8%

Amortization
Amortization of DAC, VOBA and other intangibles	308	209	280	601	261	-15.3%	1,250	1,351	8.1%
Total adjusted operating commissions and
other expenses	$1,269	$1,219	$1,309	$1,600	$1,333	5.0%	$5,065	$5,463	7.9%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Annuities
Earned rate on reserves	3.92%	3.97%	4.09%	4.04%	3.84%	(8)	3.88%	3.98%	10
Variable investment income on reserves (1)	0.07%	0.05%	0.09%	0.09%	0.20%	13	0.10%	0.11%	1
Net investment income yield on reserves	3.99%	4.02%	4.18%	4.13%	4.04%	5	3.98%	4.09%	11
Interest rate credited to contract holders	2.31%	2.41%	2.35%	2.46%	2.47%	16	2.27%	2.42%	15
Interest rate spread	1.68%	1.61%	1.83%	1.67%	1.57%	(11)	1.71%	1.67%	(4)
Base spreads excluding variable investment income	1.61%	1.56%	1.74%	1.58%	1.37%	(24)	1.61%	1.56%	(5)

Retirement Plan Services
Earned rate on reserves	4.20%	4.18%	4.13%	4.13%	4.07%	(13)	4.23%	4.13%	(10)
Variable investment income on reserves (1)	0.06%	0.05%	0.07%	0.16%	0.24%	18	0.09%	0.13%	4
Net investment income yield on reserves	4.26%	4.23%	4.20%	4.29%	4.31%	5	4.32%	4.26%	(6)
Interest rate credited to contract holders	2.89%	2.92%	2.90%	2.90%	2.89%	-	2.90%	2.90%	-
Interest rate spread	1.37%	1.31%	1.30%	1.39%	1.42%	5	1.42%	1.36%	(6)
Base spreads excluding variable investment income	1.31%	1.26%	1.23%	1.23%	1.18%	(13)	1.33%	1.23%	(10)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.92%	4.85%	4.87%	4.86%	4.84%	(8)	4.93%	4.85%	(8)
Variable investment income on reserves (1)	0.61%	0.06%	0.46%	-0.38%	0.33%	(28)	0.36%	0.12%	(24)
Net investment income yield on reserves	5.53%	4.91%	5.33%	4.48%	5.17%	(36)	5.29%	4.97%	(32)
Interest rate credited to contract holders	3.73%	3.69%	3.68%	3.71%	3.71%	(2)	3.73%	3.70%	(3)
Interest rate spread	1.80%	1.22%	1.65%	0.77%	1.46%	(34)	1.56%	1.27%	(29)
Base spreads excluding variable investment income	1.19%	1.16%	1.19%	1.15%	1.13%	(6)	1.20%	1.15%	(5)

Total (2)
Earned rate (3)	4.43%	4.33%	4.35%	4.39%	4.33%	(10)	4.44%	4.35%	(9)
Variable investment income (1) (3)	0.43%	0.06%	0.32%	-0.19%	0.28%	(15)	0.28%	0.12%	(16)
Net investment income yield (3)	4.86%	4.39%	4.67%	4.20%	4.61%	(25)	4.72%	4.47%	(25)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$108	$208	$137	$79	$78	-27.8%	$390	$502	28.7%
Fee income	571	568	586	596	606	6.1%	2,342	2,357	0.6%
Net investment income	261	257	286	287	309	18.4%	1,005	1,140	13.4%
Operating realized gain (loss)	50	41	46	51	53	6.0%	192	190	-1.0%
Amortization of deferred gain	8	8	8	8	7	-12.5%	8	30	275.0%
Other revenues	88	92	93	96	100	13.6%	446	381	-14.6%
Total operating revenues	1,086	1,174	1,156	1,117	1,153	6.2%	4,383	4,600	5.0%
Operating expenses:
Interest credited	150	162	163	183	190	26.7%	587	698	18.9%
Benefits	196	284	219	273	163	-16.8%	673	938	39.4%
Commissions incurred	291	268	287	295	322	10.7%	1,078	1,171	8.6%
Other expenses incurred	241	230	244	240	257	6.6%	928	973	4.8%
Amounts capitalized	(176)	(147)	(161)	(175)	(198)	-12.5%	(578)	(681)	-17.8%
Amortization	84	90	95	116	107	27.4%	410	408	-0.5%
Total operating expenses	786	887	847	932	841	7.0%	3,098	3,507	13.2%
Income (loss) from operations before taxes	300	287	309	185	312	4.0%	1,285	1,093	-14.9%
Federal income tax expense (benefit)	42	37	43	16	43	2.4%	183	139	-24.0%
Income (loss) from operations	$258	$250	$266	$169	$269	4.3%	$1,102	$954	-13.4%

Effective Federal Income Tax Rate	13.8%	12.8%	13.9%	8.4%	13.9%		14.2%	12.7%

Average Equity, Excluding Goodwill and AOCI	$5,000	$4,785	$4,741	$4,846	$4,883	-2.3%	$5,000	$4,814	-3.7%

ROE, Excluding Goodwill and AOCI	20.7%	20.9%	22.5%	14.0%	22.0%		22.0%	19.8%

Return on Average Account Values	83	79	81	51	78	(5)	82	72	(10)

Income (Loss) from Operations
Variable annuity	232	214	232	198	233	0.4%	940	877	-6.7%
Fixed annuity	26	36	34	(29)	36	38.5%	162	77	-52.5%

Account Values
Variable annuity account values:
Average	$112,615	$113,785	$117,254	$118,680	$121,632	8.0%	$116,840	$117,879	0.9%
End-of-period	108,536	116,514	119,005	118,424	125,492	15.6%	108,536	125,492	15.6%
Fixed annuity account values:
Average	12,254	13,400	14,421	15,242	16,185	32.1%	17,346	14,816	-14.6%
End-of-period	12,743	13,944	14,839	15,611	16,636	30.6%	12,743	16,636	30.6%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$62	$61	$62	$63	$66	6.5%	$256	$252	-1.6%
Net investment income	232	226	231	229	239	3.0%	899	924	2.8%
Other revenues	6	6	6	6	5	-16.7%	23	24	4.3%
Total operating revenues	300	293	299	298	310	3.3%	1,178	1,200	1.9%
Operating expenses:
Interest credited	142	145	145	147	148	4.2%	555	585	5.4%
Benefits	-	-	1	1	1	NM	2	2	0.0%
Commissions incurred	18	19	19	20	20	11.1%	78	79	1.3%
Other expenses incurred	86	85	83	80	86	0.0%	337	336	-0.3%
Amounts capitalized	(6)	(5)	(5)	(5)	(7)	-16.7%	(22)	(23)	-4.5%
Amortization	6	6	7	6	8	33.3%	28	26	-7.1%
Total operating expenses	246	250	250	249	256	4.1%	978	1,005	2.8%
Income (loss) from operations before taxes	54	43	49	49	54	0.0%	200	195	-2.5%
Federal income tax expense (benefit)	9	4	7	5	7	-22.2%	29	23	-20.7%
Income (loss) from operations	$45	$39	$42	$44	$47	4.4%	$171	$172	0.6%

Effective Federal Income Tax Rate	15.9%	8.5%	14.3%	9.3%	13.7%		14.6%	11.6%

Average Equity, Excluding Goodwill and AOCI	$1,356	$1,402	$1,429	$1,447	$1,440	6.2%	$1,322	$1,430	8.2%

ROE, Excluding Goodwill and AOCI	13.3%	11.2%	11.7%	12.2%	13.0%		12.9%	12.1%

Pre-tax Net Margin	34.0%	29.1%	31.7%	32.4%	33.6%		32.1%	31.7%

Return on Average Account Values	26	22	23	24	25	(1)	25	24	(1)

Net Flows by Market
Small Market	248	189	25	117	118	-52.4%	$290	$449	54.8%
Mid - Large Market	264	(283)	532	436	651	146.6%	3,401	1,336	-60.7%
Multi-Fund® and Other	(339)	(287)	(250)	(281)	(347)	-2.4%	(1,145)	(1,165)	-1.7%

Net Flows – Trailing Twelve Months	$2,546	$1,702	$1,510	$371	$620	-75.6%	$2,546	$620	-75.6%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$210	$213	$224	$219	$228	8.6%	$817	$885	8.3%
Fee income	881	844	868	1,275	898	1.9%	3,392	3,882	14.4%
Net investment income	719	643	707	601	706	-1.8%	2,697	2,658	-1.4%
Operating realized gain (loss)	-	(3)	(2)	(1)	(1)	NM	(5)	(6)	-20.0%
Other revenues	5	3	5	4	7	40.0%	21	19	-9.5%
Total operating revenues	1,815	1,700	1,802	2,098	1,838	1.3%	6,922	7,438	7.5%
Operating expenses:
Interest credited	357	354	355	360	364	2.0%	1,414	1,433	1.3%
Benefits	913	902	913	1,426	942	3.2%	3,345	4,183	25.1%
Commissions incurred	241	186	197	212	337	39.8%	760	931	22.5%
Other expenses incurred	210	212	214	215	256	21.9%	811	896	10.5%
Amounts capitalized	(318)	(220)	(232)	(246)	(397)	-24.8%	(914)	(1,094)	-19.7%
Amortization	194	71	148	449	114	-41.2%	714	783	9.7%
Total operating expenses	1,597	1,505	1,595	2,416	1,616	1.2%	6,130	7,132	16.3%
Income (loss) from operations before taxes	218	195	207	(318)	222	1.8%	792	306	-61.4%
Federal income tax expense (benefit)	43	38	39	(73)	43	0.0%	147	47	-68.0%
Income (loss) from operations	$175	$157	$168	$(245)	$179	2.3%	$645	$259	-59.8%

Effective Federal Income Tax Rate	19.8%	19.6%	19.1%	22.9%	19.2%		18.5%	15.6%

Average Equity, Excluding Goodwill and AOCI	$8,147	$8,399	$8,697	$8,601	$8,502	4.4%	$7,994	$8,550	7.0%

ROE, Excluding Goodwill and AOCI	8.6%	7.5%	7.7%	-11.4%	8.4%		8.1%	3.0%

Average Account Values	$50,088	$50,355	$51,495	$52,050	$53,243	6.3%	$49,751	$51,786	4.1%

In-Force Face Amount
UL and other	$343,922	$346,292	$347,674	$348,836	$357,726	4.0%	$343,922	$357,726	4.0%
Term insurance	399,877	416,789	433,706	451,117	472,050	18.0%	399,877	472,050	18.0%
Total in-force face amount	$743,799	$763,081	$781,380	$799,953	$829,776	11.6%	$743,799	$829,776	11.6%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						As of For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,018	$1,023	$1,032	$1,024	$1,035	1.7%	$3,383	$4,113	21.6%
Net investment income	80	74	81	72	81	1.3%	260	307	18.1%
Other revenues	41	41	42	41	42	2.4%	114	168	47.4%
Total operating revenues	1,139	1,138	1,155	1,137	1,158	1.7%	3,757	4,588	22.1%
Operating expenses:
Interest credited	2	1	1	2	1	-50.0%	5	5	0.0%
Benefits	769	753	758	756	768	-0.1%	2,455	3,036	23.7%
Commissions incurred	101	92	92	88	95	-5.9%	339	367	8.3%
Other expenses incurred	218	203	208	212	232	6.4%	717	855	19.2%
Amounts capitalized	(39)	(23)	(20)	(29)	(38)	2.6%	(94)	(110)	-17.0%
Amortization	24	42	30	30	32	33.3%	98	134	36.7%
Total operating expenses	1,075	1,068	1,069	1,059	1,090	1.4%	3,520	4,287	21.8%
Income (loss) from operations before taxes	64	70	86	78	68	6.3%	237	301	27.0%
Federal income tax expense (benefit)	14	15	18	17	14	0.0%	50	63	26.0%
Income (loss) from operations	$50	$55	$68	$61	$54	8.0%	$187	$238	27.3%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$2,082	$2,165	$2,360	$2,492	$2,554	22.7%	$1,725	$2,393	38.7%

ROE, Excluding Goodwill and AOCI	9.6%	10.1%	11.5%	9.9%	8.4%		10.8%	10.0%

Loss Ratios by Product Line
Life	70.8%	71.4%	71.2%	70.5%	65.7%		68.8%	69.7%
Disability	79.6%	75.4%	74.9%	76.4%	80.5%		75.4%	76.8%
Dental	70.6%	72.2%	75.0%	73.4%	70.7%		72.7%	72.8%
Total	75.8%	73.7%	73.6%	74.1%	74.4%		72.7%	73.9%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$2	$5	$3	$4	NM	$11	$13	18.2%
Net investment income	57	51	50	46	46	-19.3%	224	194	-13.4%
Amortization of deferred gain on
business sold through reinsurance	-	-	-	-	-	NM	1	-	-100.0%
Other revenues	(3)	4	3	1	4	233.3%	(1)	13	NM
Total operating revenues	54	57	58	50	54	0.0%	235	220	-6.4%
Operating expenses:
Interest credited	13	15	15	14	14	7.7%	56	58	3.6%
Benefits	20	20	25	42	23	15.0%	106	110	3.8%
Commissions and other expenses	(3)	24	18	5	17	NM	25	62	148.0%
Interest and debt expenses	69	71	70	71	72	4.3%	274	284	3.6%
Strategic digitization expense	28	15	15	16	18	-35.7%	76	66	-13.2%
Total operating expenses	127	145	143	148	144	13.4%	537	580	8.0%
Income (loss) from operations before taxes	(73)	(88)	(85)	(98)	(90)	-23.3%	(302)	(360)	-19.2%
Federal income tax expense (benefit)	(20)	(28)	(19)	(23)	(23)	-15.0%	(77)	(92)	-19.5%
Income (loss) from operations	$(53)	$(60)	$(66)	$(75)	$(67)	-26.4%	$(225)	$(268)	-19.1%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$10,278	$10,512	$9,689	$8,832	$7,731	-24.8%	$8,641	$10,512	21.7%
Deferrals	550	406	427	459	643	16.9%	1,654	1,934	16.9%
Operating amortization	(311)	(209)	(279)	(604)	(262)	15.8%	(1,270)	(1,354)	-6.6%
Deferrals, net of operating amortization	239	197	148	(145)	381	59.4%	384	580	51.0%
Amortization associated with benefit ratio unlocking	36	(25)	(7)	3	(16)	NM	37	(46)	NM
Business acquired	-	-	-	-	-	NM	30	-	-100.0%
Business sold through reinsurance	(278)	-	-	-	-	100.0%	(278)	-	100.0%
Adjustment related to realized (gains) losses	(38)	31	11	(9)	22	157.9%	(50)	55	210.0%
Adjustment related to unrealized (gains) losses	275	(1,026)	(1,009)	(950)	(190)	NM	1,748	(3,173)	NM
Balance as of end-of-period	$10,512	$9,689	$8,832	$7,731	$7,928	-24.6%	$10,512	$7,928	-24.6%

DFEL
Balance as of beginning-of-period	$2,442	$2,769	$2,203	$1,647	$482	-80.3%	$1,445	$2,769	91.6%
Deferrals	251	217	245	264	368	46.6%	875	1,095	25.1%
Operating amortization	(146)	(112)	(142)	(547)	(163)	-11.6%	(540)	(964)	-78.5%
Deferrals, net of operating amortization	105	105	103	(283)	205	95.2%	335	131	-60.9%
Amortization associated with benefit ratio unlocking	4	(3)	(1)	-	(2)	NM	5	(6)	NM
Adjustment related to realized (gains) losses	(10)	3	(3)	(3)	3	130.0%	(20)	-	100.0%
Adjustment related to unrealized (gains) losses	228	(671)	(655)	(879)	(38)	NM	1,004	(2,244)	NM
Balance as of end-of-period	$2,769	$2,203	$1,647	$482	$650	-76.5%	$2,769	$650	-76.5%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$6,117	$5,914	$5,676	$5,727	$5,750	-6.0%	$6,117	$5,750	-6.0%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Fixed Annuities
Balance as of beginning-of-period	$21,116	$21,666	$22,941	$23,836	$24,448	15.8%	$20,305	$21,666	6.7%
Gross deposits	1,305	1,584	1,298	1,027	1,176	-9.9%	3,576	5,085	42.2%
Full surrenders and deaths	(501)	(469)	(501)	(441)	(355)	29.1%	(1,946)	(1,766)	9.2%
Other contract benefits	(186)	(151)	(135)	(145)	(170)	8.6%	(655)	(601)	8.2%
Net flows	618	964	662	441	651	5.3%	975	2,718	178.8%
Contract holder assessments	(9)	(8)	(10)	(10)	(11)	-22.2%	(31)	(39)	-25.8%
Reinvested interest credited	(59)	319	243	181	296	NM	417	1,039	149.2%
Balance as of end-of-period, gross	21,666	22,941	23,836	24,448	25,384	17.2%	21,666	25,384	17.2%
Reinsurance ceded	(8,923)	(8,997)	(8,997)	(8,837)	(8,748)	2.0%	(8,923)	(8,748)	2.0%
Balance as of end-of-period, net	$12,743	$13,944	$14,839	$15,611	$16,636	30.6%	$12,743	$16,636	30.6%

Variable Annuities
Balance as of beginning-of-period	$119,430	$108,536	$116,514	$119,005	$118,424	-0.8%	$117,479	$108,536	-7.6%
Gross deposits	2,469	1,924	2,356	2,434	2,726	10.4%	8,787	9,440	7.4%
Full surrenders and deaths	(1,414)	(1,458)	(1,722)	(1,711)	(1,642)	-16.1%	(6,095)	(6,533)	-7.2%
Other contract benefits	(998)	(938)	(919)	(911)	(1,006)	-0.8%	(3,806)	(3,774)	0.8%
Net flows	57	(472)	(285)	(188)	78	36.8%	(1,114)	(867)	22.2%
Contract holder assessments	(617)	(601)	(619)	(636)	(638)	-3.4%	(2,484)	(2,495)	-0.4%
Change in market value and reinvestment	(10,334)	9,051	3,395	243	7,628	173.8%	(5,345)	20,318	NM
Balance as of end-of-period, gross and net	$108,536	$116,514	$119,005	$118,424	$125,492	15.6%	$108,536	$125,492	15.6%

Total
Balance as of beginning-of-period	$140,546	$130,202	$139,455	$142,841	$142,872	1.7%	$137,784	$130,202	-5.5%
Gross deposits	3,774	3,508	3,654	3,461	3,902	3.4%	12,363	14,525	17.5%
Full surrenders and deaths	(1,915)	(1,927)	(2,223)	(2,152)	(1,997)	-4.3%	(8,041)	(8,299)	-3.2%
Other contract benefits	(1,184)	(1,089)	(1,054)	(1,056)	(1,176)	0.7%	(4,461)	(4,375)	1.9%
Net flows	675	492	377	253	729	8.0%	(139)	1,851	NM
Contract holder assessments	(626)	(609)	(629)	(646)	(649)	-3.7%	(2,515)	(2,534)	-0.8%
Change in market value and reinvestment	(10,393)	9,370	3,638	424	7,924	176.2%	(4,928)	21,357	NM
Balance as of end-of-period, gross	130,202	139,455	142,841	142,872	150,876	15.9%	130,202	150,876	15.9%
Reinsurance ceded	(8,923)	(8,997)	(8,997)	(8,837)	(8,748)	2.0%	(8,923)	(8,748)	2.0%
Balance as of end-of-period, net	$121,279	$130,458	$133,844	$134,035	$142,128	17.2%	$121,279	$142,128	17.2%

	Lincoln Financial Group
	Retirement Plan Services – Account Value Roll Forwards
	Unaudited (millions of dollars)

		For the Three Months Ended						For the Twelve Months Ended
		12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
	General Account
	Balance as of beginning-of-period	$19,511	$19,766	$19,914	$20,076	$20,337	4.2%	$18,724	$19,766	5.6%
	Gross deposits	489	458	393	469	663	35.6%	2,046	1,983	-3.1%
	Withdrawals	(544)	(519)	(470)	(490)	(682)	-25.4%	(1,949)	(2,161)	-10.9%
	Net flows	(55)	(61)	(77)	(21)	(19)	65.5%	97	(178)	NM
	Transfers between fixed and variable accounts	169	70	97	136	94	-44.4%	398	397	-0.3%
	Contract holder assessments	(3)	(3)	(3)	(3)	(3)	0.0%	(11)	(12)	-9.1%
	Reinvestment interest credited	144	142	145	149	149	3.5%	558	585	4.8%
	Balance as of end-of-period	$19,766	$19,914	$20,076	$20,337	$20,558	4.0%	$19,766	$20,558	4.0%

	Separate Account and Mutual Funds
	Balance as of beginning-of-period	$52,994	$47,289	$51,885	$53,938	$54,227	2.3%	$48,645	$47,289	-2.8%
	Gross deposits	1,674	2,038	1,680	1,765	2,000	19.5%	8,022	7,482	-6.7%
	Withdrawals	(1,446)	(2,358)	(1,296)	(1,472)	(1,559)	-7.8%	(5,573)	(6,684)	-19.9%
	Net flows	228	(320)	384	293	441	93.4%	2,449	798	-67.4%
	Transfers between fixed and variable accounts	(170)	(210)	(141)	(190)	(171)	-0.6%	(535)	(712)	-33.1%
	Contract holder assessments	(52)	(51)	(52)	(54)	(55)	-5.8%	(210)	(212)	-1.0%
	Change in market value and reinvestment	(5,711)	5,177	1,862	240	3,689	164.6%	(3,060)	10,968	NM
	Balance as of end-of-period	$47,289	$51,885	$53,938	$54,227	$58,131	22.9%	$47,289	$58,131	22.9%

	Total
	Balance as of beginning-of-period	$72,505	$67,055	$71,799	$74,014	$74,564	2.8%	$67,369	$67,055	-0.5%
	Gross deposits	2,163	2,496	2,073	2,234	2,663	23.1%	10,068	9,465	-6.0%
	Withdrawals	(1,990)	(2,877)	(1,766)	(1,962)	(2,241)	-12.6%	(7,522)	(8,845)	-17.6%
	Net flows	173	(381)	307	272	422	143.9%	2,546	620	-75.6%
	Transfers between fixed and variable accounts	(1)	(140)	(44)	(54)	(77)	NM	(137)	(315)	NM
	Contract holder assessments	(55)	(54)	(55)	(57)	(58)	-5.5%	(221)	(224)	-1.4%
	Change in market value and reinvestment	(5,567)	5,319	2,007	389	3,838	168.9%	(2,502)	11,553	NM
	Balance as of end-of-period	$67,055	$71,799	$74,014	$74,564	$78,689	17.3%	$67,055	$78,689	17.3%

8	Page 20

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
General Account
Balance as of beginning-of-period	$37,054	$37,289	$37,275	$37,438	$37,582	1.4%	$36,791	$37,289	1.4%
Deposits	1,133	1,027	1,117	1,137	1,525	34.6%	4,271	4,806	12.5%
Withdrawals and deaths	(197)	(331)	(195)	(243)	(156)	20.8%	(1,093)	(925)	15.4%
Net flows	936	696	922	894	1,369	46.3%	3,178	3,881	22.1%
Contract holder assessments	(1,051)	(1,043)	(1,107)	(1,094)	(1,184)	-12.7%	(4,114)	(4,428)	-7.6%
Reinvested interest credited	350	333	348	344	374	6.9%	1,434	1,399	-2.4%
Balance as of end-of-period, gross	37,289	37,275	37,438	37,582	38,141	2.3%	37,289	38,141	2.3%
Reinsurance ceded	(677)	(669)	(666)	(660)	(656)	3.1%	(677)	(656)	3.1%
Balance as of end-of-period, net	$36,612	$36,606	$36,772	$36,922	$37,485	2.4%	$36,612	$37,485	2.4%

Separate Account
Balance as of beginning-of-period	$15,102	$13,735	$15,346	$15,941	$16,136	6.8%	$13,851	$13,735	-0.8%
Deposits	730	510	566	548	888	21.6%	2,167	2,514	16.0%
Withdrawals and deaths	(227)	(186)	(271)	(215)	(300)	-32.2%	(666)	(973)	-46.1%
Net flows	503	324	295	333	588	16.9%	1,501	1,541	2.7%
Contract holder assessments	(210)	(193)	(195)	(197)	(230)	-9.5%	(755)	(815)	-7.9%
Change in market value and reinvestment	(1,660)	1,480	495	59	1,152	169.4%	(862)	3,185	NM
Balance as of end-of-period, gross	13,735	15,346	15,941	16,136	17,646	28.5%	13,735	17,646	28.5%
Reinsurance ceded	(758)	(832)	(844)	(829)	(876)	-15.6%	(758)	(876)	-15.6%
Balance as of end-of-period, net	$12,977	$14,514	$15,097	$15,307	$16,770	29.2%	$12,977	$16,770	29.2%

Total
Balance as of beginning-of-period	$52,156	$51,024	$52,621	$53,379	$53,718	3.0%	$50,642	$51,024	0.8%
Deposits	1,863	1,537	1,683	1,685	2,413	29.5%	6,438	7,320	13.7%
Withdrawals and deaths	(424)	(517)	(466)	(458)	(456)	-7.5%	(1,759)	(1,898)	-7.9%
Net flows	1,439	1,020	1,217	1,227	1,957	36.0%	4,679	5,422	15.9%
Contract holder assessments	(1,261)	(1,236)	(1,302)	(1,291)	(1,414)	-12.1%	(4,869)	(5,243)	-7.7%
Change in market value and reinvestment	(1,310)	1,813	843	403	1,526	216.5%	572	4,584	NM
Balance as of end-of-period, gross	51,024	52,621	53,379	53,718	55,787	9.3%	51,024	55,787	9.3%
Reinsurance ceded	(1,435)	(1,501)	(1,510)	(1,489)	(1,532)	-6.8%	(1,435)	(1,532)	-6.8%
Balance as of end-of-period, net	$49,589	$51,120	$51,869	$52,229	$54,255	9.4%	$49,589	$54,255	9.4%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 12/31/18		As of 12/31/19
	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities:
Corporate bonds	$80,348	83.7%	$88,716	80.7%
U.S. government bonds	417	0.4%	435	0.4%
State and municipal bonds	5,345	5.6%	5,884	5.4%
Foreign government bonds	448	0.5%	393	0.4%
Residential mortgage-backed securities	3,373	3.5%	3,241	2.9%
Commercial mortgage-backed securities	804	0.8%	1,083	1.0%
Asset-backed securities	2,696	2.8%	4,889	4.4%
Hybrid and redeemable preferred securities	593	0.6%	559	0.5%
Total fixed maturity AFS securities	94,024	97.9%	105,200	95.7%
Trading securities	1,950	2.0%	4,673	4.2%
Equity securities	99	0.1%	103	0.1%
Total fixed maturity AFS, trading and equity securities	$96,073	100.0%	$109,976	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$92,429	98.0%	$94,295	95.8%
Trading securities	1,823	1.9%	4,005	4.1%
Equity securities	116	0.1%	123	0.1%
Total fixed maturity AFS, trading and equity securities	$94,368	100.0%	$98,423	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		96.2%		96.3%
Below investment grade		3.8%		3.7%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Components of Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$50	$38	$44	$50	$52	4.0%	$187	$184	-1.6%
Total excluded realized gain (loss)	141	(400)	(161)	(61)	(171)	NM	(46)	(794)	NM
Total realized gain (loss), pre-tax	$191	$(362)	$(117)	$(11)	$(119)	NM	$141	$(610)	NM

Reconciliation of Excluded Realized Gain (Loss)
Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$111	$(316)	$(128)	$(49)	$(135)	NM	$(37)	$(627)	NM
Benefit ratio unlocking	(167)	142	46	(2)	91	154.5%	(136)	277	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(56)	$(174)	$(82)	$(51)	$(44)	21.4%	$(173)	$(350)	NM

Components of Excluded Realized Gain (Loss) Net
of Benefit Ratio Unlocking, After-Tax
OTTI	$(2)	$(6)	$(3)	$(2)	$(1)	50.0%	$(6)	$(12)	-100.0%
Other realized gain (loss) related to certain investments	(13)	(15)	(7)	(12)	(11)	16.5%	(27)	(44)	-63.0%
Gain (loss) on the mark-to-market on equity investments	(15)	5	1	(14)	6	140.0%	(13)	(2)	84.6%
Gain (loss) on the mark-to-market on certain instruments	(7)	(94)	(28)	19	9	228.6%	(13)	(95)	NM
Realized gain (loss) related to investments, after-tax	(37)	(110)	(37)	(9)	3	108.1%	(59)	(153)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(53)	(15)	(19)	(65)	2	103.8%	(137)	(97)	29.2%
GLB non-performance risk component	56	(27)	(2)	43	(55)	NM	57	(41)	NM
Total variable annuity net derivative results	3	(42)	(21)	(22)	(53)	NM	(80)	(138)	-72.5%
Indexed annuity forward-starting option	(22)	(22)	(24)	(20)	6	127.3%	(34)	(59)	-73.5%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(56)	$(174)	$(82)	$(51)	$(44)	21.4%	$(173)	$(350)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Change	12/31/18	12/31/19	Change
Revenues
Total revenues	$4,531	$3,965	$4,310	$4,638	$4,344	-4.1%	$16,424	$17,258	5.1%
Less:
Excluded realized gain (loss)	141	(400)	(161)	(61)	(171)	NM	(46)	(794)	NM
Amortization of DFEL associated with
benefit ratio unlocking	(4)	3	1	(1)	2	150.0%	(5)	6	220.0%
Adjusted operating revenues	$4,394	$4,362	$4,470	$4,700	$4,513	2.7%	$16,475	$18,046	9.5%

Net Income
Net income (loss)	$399	$252	$363	$(161)	$431	8.0%	$1,641	$886	-46.0%
Less:
Excluded realized gain (loss), after-tax	111	(316)	(128)	(49)	(135)	NM	(37)	(627)	NM
Benefit ratio unlocking, after-tax	(167)	142	46	(2)	91	154.5%	(136)	277	NM
Net impact from the Tax Cuts and Jobs Act	-	-	-	-	17	NM	19	17	-10.5%
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(20)	(15)	(33)	(31)	(24)	-20.0%	(67)	(103)	-53.7%
Gain (loss) on early extinguishment of debt, after-tax	-	-	-	(33)	-	NM	(18)	(33)	-83.3%
Total adjustments	(76)	(189)	(115)	(115)	(51)	32.9%	(239)	(469)	-96.2%
Adjusted income (loss) from operations	$475	$441	$478	$(46)	$482	1.5%	$1,880	$1,355	-27.9%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.80	$1.22	$1.79	$(0.83)	$2.15	19.4%	$7.40	$4.38	-40.8%
Less:
Excluded realized gain (loss), after-tax	0.53	(1.54)	(0.63)	(0.24)	(0.68)	NM	(0.16)	(3.11)	NM
Benefit ratio unlocking, after-tax	(0.78)	0.69	0.22	(0.01)	0.46	159.0%	(0.62)	1.38	NM
Net impact from the Tax Cuts and Jobs Act	-	-	-	-	0.08	NM	0.09	0.08	-11.1%
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.10)	(0.07)	(0.16)	(0.16)	(0.12)	-20.0%	(0.31)	(0.51)	-64.5%
Gain (loss) on early extinguishment of debt, after-tax	-	-	-	(0.17)	-	NM	(0.08)	(0.17)	NM
Adjusted income (loss) from operations	$2.15	$2.14	$2.36	$(0.25)	$2.41	12.1%	$8.48	$6.71	-20.9%